UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

February 6, 2023

Date of Report (Date of earliest event reported)

Ambrx Biopharma Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40505	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10975 Torrey Pines Road La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 875-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value US $0.0001 per share	N/A	The New York Stock Exchange *
American Depositary Shares, each representing seven ordinary shares, par value US $0.0001 per share	AMAM	The New York Stock Exchange
Indicate by check mark

*

Not for trading, but only in connection with the listing of the American depositary shares on the New York Stock Exchange. The American depositary shares represent the right to receive the ordinary shares and are being registered under the Securities Act of 1933 pursuant to a separate Registration Statement on Form F-6. Accordingly, the American depositary shares are exempt from registration under Section 12(a) of the Securities Exchange Act of 1934 pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.

Based on current estimates, as of December 31, 2022, Ambrx Biopharma Inc. (the “Company”) had cash, cash equivalents and marketable debt securities, available-for-sale of $101.3 million, of which $16.8 million were non-current marketable debt securities, available-for-sale.

The Company has not yet completed its year-end financial close process for the year ended December 31, 2022. These estimates of the Company’s cash, cash equivalents and marketable debt securities, available-for-sale, and non-current marketable debt securities, available-for-sale as of December 31, 2022 are preliminary, have not been audited and are subject to change upon completion of the Company’s financial statement closing procedures, and do not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2022. The review of the Company’s financial statements for the year ended December 31, 2022 is ongoing and could result in changes to these amounts.

The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary results and, accordingly, does not express an opinion or any other form of assurance about them.

Item 8.01.	Other Events.

Corporate Update

Based upon preliminary data with respect to ARX788, the Company’s proprietary anti-HER2 antibody-drug conjugate, the Company is currently evaluating conducting a small signal-finding Phase 2 study of ARX788 in HER2-positive metastatic breast cancer patients who were previously treated with Enhertu® (trastuzumab deruxtecan).

New York Stock Exchange Continued Listing Standard Compliance Confirmation

On November 23, 2022, the New York Stock Exchange (“NYSE”) notified the Company of its noncompliance with the NYSE’s continued listing standards because the average closing price of its American Depositary Shares (“ADS”), each representing seven ordinary shares, had fallen below $1.00 per ADS (the “Minimum Stock Price”) over a period of 30 consecutive trading days, which is the minimum average closing price per ADS required to maintain continued listing on the NYSE under Section 802.01C (“Section 802.01C”) of the NYSE Listed Company Manual (the “Minimum Average Closing Price”). On January 3, 2023, the NYSE provided confirmation to the Company that a calculation of the Company’s average ADS price for the 30 trading-days ended December 31, 2022 indicated that such price exceeded the Minimum Average Closing Price. Accordingly, the Company has regained compliance with the continued listing standards of Section 802.01C.

Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may be identified by the words “estimate,” “expect,” “evaluate,” “intend,” “will,” “could,” “potential” and similar expressions, and include, without limitation, express or implied statements regarding the Company’s preliminary estimates of cash, cash equivalents and marketable debt securities, available-for-sale, as of December 31, 2022, the Company’s clinical trial and product candidate strategy, including plans for any future clinical trials of ARX788, and the Company’s ability to maintain compliance with the NYSE’s continued listing standards. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: risks related to preliminary financial results, including the risks that the preliminary financial results reported herein reflect information available to the Company only at this time and may differ from actual results, including in connection with the Company’s completion of financial closing procedures; risks associated with market conditions; risks and uncertainties associated with the Company’s business and finances in general; the Company’s ability to execute on its strategy including with respect to the timing of its research and development efforts, initiation of clinical trials and other anticipated milestones; risks associated with development of novel therapeutics, including potential delays in clinical trials and regulatory submissions and the fact that future clinical trial results may not be consistent with preliminary results or results from prior preclinical studies or clinical trials; the Company’s ability to fund operations as anticipated; risks associated with geopolitical and macroeconomic conditions, including the COVID-19 pandemic; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 20-F filed with the United States Securities and Exchange Commission (the “SEC”) on April 26, 2022, and elsewhere in the Company’s filings and reports with the SEC. Forward-looking statements contained in this current report are made as of this date, and the Company undertakes no duty to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

The information contained in this Form 8-K is hereby incorporated by reference into the Company’s Registration Statement Form F-3 (Registration No. 333-266404).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2023	AMBRX BIOPHARMA INC.

	By:	/s/ Sonja Nelson
	Name:	Sonja Nelson
	Title:	Chief Financial and Operating Officer